Exhibit 99.2

FINANCIAL SUPPLEMENT
As of June 30, 2018

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Mark Jones, Senior Vice President, Investor Relations
T: +1 646 289 4945
email: Mark.P.Jones@aspen.co

1

ASPEN INSURANCE HOLDINGS LIMITED
Basis of Presentation

Definitions and presentations: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2017. Unless otherwise noted, all data is in U.S. dollar millions, except for per share amounts, percentages and ratio information.

In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures". Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized and unrealized gains or losses, after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses from foreign exchange contracts, net realized gains or losses on investments, amortization of intangible assets and certain non-recurring income and expenses, including expenses associated with the Company's operational effectiveness and efficiency program. Operating income in the second quarter of 2018 excluded the make-whole payment associated with the partial redemption of Aspen's 6.0% Senior Notes due 2020. Operating income in the first half of 2017 excluded the issue costs associated with the redemption of the 7.401% Perpetual Non-Cumulative Preference Shares.

Aspen excludes these items above from its calculation of operating income because they are either not expected to recur and therefore are not reflective of underlying performance or the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them would distort the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen's results of operations in a manner similar to how management analyzes Aspen's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 22 for a reconciliation of net income to operating income.

Annualized operating return on average equity (“Operating ROE”) (a non-GAAP financial measure): Operating ROE is calculated using operating income, as defined above, and average equity is calculated as the arithmetic average on a monthly basis for the stated periods of shareholders' equity excluding the aggregate value of the liquidation preferences of our preference shares net of issuance costs and the total amount of non-controlling interest.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 22 for a reconciliation of operating income to net income and page 7 for a reconciliation of average shareholders' equity to average ordinary shareholders' equity.

Diluted book value per ordinary share (not a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it illustrates the effect on basic book value per share of dilutive securities thereby providing a better benchmark for comparison with other companies. Diluted book value per share is calculated using the treasury stock method as defined on page 21.

Diluted operating earnings per share and basic operating earnings per share (non-GAAP financial measures): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share are calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 22 for a reconciliation of basic earnings per share to diluted and basic operating earnings per share.

Accident year loss ratio excluding catastrophes (a non-GAAP financial measure): Aspen believes that the presentation of loss ratios excluding catastrophes and prior year reserve movements supports meaningful comparison from period to period of the underlying performance of the business.  Accident year loss ratios excluding catastrophes are calculated by dividing net losses excluding catastrophe losses and prior year reserve movements by net earned premiums excluding catastrophe-related reinstatement premiums. Aspen has defined catastrophe losses in in the first half of 2018 as losses associated with Winter Storm Friederike in Europe and U.K and U.S. weather-related events. Catastrophe losses in the first half of 2017 were defined as losses associated predominantly with a tornado in Mississippi, Cyclone Debbie in Australia, and various other weather-related events. See pages 10 and 11 for a reconciliation of loss ratios to accident year loss ratios excluding catastrophes.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

	ASPEN INSURANCE HOLDINGS LIMITED
	Financial Highlights
	Three Months Ended June 30,			Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2018	2017	Change	2018	2017	Change
Gross written premium	$853.8	$822.1	3.9%	$1,970.6	$1,820.1	8.3%
Net written premium	$486.0	$578.7	(16.0)%	$1,121.5	$1,264.9	(11.3)%
Net earned premium	$519.5	$562.0	(7.6)%	$1,053.0	$1,143.1	(7.9)%
Net (loss)/income after tax	$(14.7)	$75.8	(119.4)%	$16.1	$172.3	(90.7)%
Operating income after tax	$56.3	$39.2	43.6%	$119.3	$99.0	20.5%
Net investment income	$50.4	$47.4	6.3%	$97.7	$95.1	2.7%
Underwriting income	$22.1	$1.8	1,127.8%	$45.7	$21.9	108.7%
Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$1.09	(134.9)%	$0.01	$2.48	(99.6)%
Operating income adjusted for preference share dividend and non-controlling interest	$0.81	$0.48	68.8%	$1.73	$1.29	34.1%
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$1.07	(135.5)%	$0.01	$2.43	(99.6)%
Operating income adjusted for preference share dividend and non-controlling interest	$0.80	$0.47	70.2%	$1.71	$1.27	34.6%
Weighted average number of ordinary shares outstanding (in millions of shares) (1)	59.672	59.966	(0.5)%	59.609	59.915	(0.5)%
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	59.672	61.023	(2.2)%	60.528	61.096	(0.9)%
Book value per ordinary share	$38.75	$49.34	(21.5)%	$38.75	$49.34	(21.5)%
Diluted book value per ordinary share	$38.21	$48.64	(21.4)%	$38.21	$48.64	(21.4)%
Ordinary shares outstanding at June 30, 2018 and June 30, 2017 (in millions of shares)	59.688	59.844	(0.3)%	59.688	59.844	(0.3)%
Diluted ordinary shares outstanding at June 30, 2018 and June 30, 2017 (in millions of shares)	60.534	60.712	(0.3)%	60.534	60.712	(0.3)%
Underwriting Ratios
Loss ratio	59.7%	61.6%		58.9%	59.0%
Policy acquisition expense ratio	16.5%	17.1%		16.8%	18.4%
General, administrative and corporate expense ratio	21.2%	21.3%		22.0%	21.1%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	19.5%	21.0%		19.9%	20.7%
Expense ratio	37.7%	38.4%		38.8%	39.5%
Expense ratio (excluding amortization and non-recurring expenses)	36.0%	38.1%		36.7%	39.1%
Combined ratio	97.4%	100.0%		97.7%	98.5%
Combined ratio (excluding amortization and non-recurring expenses)	95.7%	99.7%		95.6%	98.1%
Return On Equity
Average equity (2)	$2,328.6	$2,939.8		$2,355.2	$2,930.9
Return on average equity
Net (loss)/income adjusted for preference share dividend and non-controlling interest	(1.0)%	2.2%		0.03%	5.1%
Operating income adjusted for preference share dividend and non-controlling interest	2.1%	1.0%		4.4%	2.7%
Annualized return on average equity
Net (loss)/income	(4.0)%	8.8%		0.06%	10.2%
Operating income	8.4%	4.0%		8.8%	5.4%

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) The basic and diluted number of ordinary shares for the three and six months ended June 30, 2018 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

(2) Average equity excludes preference shares.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Operations - Quarterly Results
(in US$ millions except for percentages)	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
UNDERWRITING REVENUES
Gross written premiums	$853.8	$1,116.8	$688.3	$852.5	$822.1	$998.0
Premiums ceded	(367.8)	(481.3)	(348.1)	(245.1)	(243.4)	(311.8)
Net written premiums	486.0	635.5	340.2	607.4	578.7	686.2
Change in unearned premiums	33.5	(102.0)	170.8	45.1	(16.7)	(105.1)
Net earned premiums	519.5	533.5	511.0	652.5	562.0	581.1
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	310.4	310.2	544.2	776.2	346.1	328.2
Amortization of deferred policy acquisition costs	85.9	90.8	85.1	105.4	96.3	113.7
General, administrative and corporate expenses	101.1	108.9	126.9	105.7	117.8	119.1
Total underwriting expenses	497.4	509.9	756.2	987.3	560.2	561.0

Underwriting income/(loss) including corporate expenses	22.1	23.6	(245.2)	(334.8)	1.8	20.1

Net investment income	50.4	47.3	47.5	46.4	47.4	47.7
Interest expense	(7.6)	(7.4)	(7.3)	(7.4)	(7.4)	(7.4)
Other (expense)/income (1)	(1.8)	1.9	18.6	7.6	(1.7)	0.7
Total other revenue	41.0	41.8	58.8	46.6	38.3	41.0

Amortization and non-recurring expenses	(9.1)	(12.1)	(23.2)	(5.2)	(2.1)	(2.2)
Net realized and unrealized exchange (losses)/gains (2)	(40.9)	18.8	(0.3)	12.9	(3.0)	(5.8)
Net realized and unrealized investment (losses)/gains	(20.7)	(37.7)	14.8	17.5	42.0	46.2
Realized (loss) on debt extinguishment	(8.6)	—	—	—	—	—
(LOSS)/INCOME BEFORE TAX	(16.2)	34.4	(195.1)	(263.0)	77.0	99.3
Income tax credit/(expense)	1.5	(3.6)	10.2	9.2	(1.2)	(2.8)
NET (LOSS)/INCOME AFTER TAX	(14.7)	30.8	(184.9)	(253.8)	75.8	96.5
Dividends paid on ordinary shares	(14.3)	(14.3)	(14.3)	(14.4)	(14.4)	(13.2)
Dividends paid on preference shares	(7.6)	(7.6)	(7.5)	(7.7)	(10.5)	(10.5)
Preference share redemption costs	—	—	—	(5.6)	—	(2.4)
Proportion due to non-controlling interest	(0.1)	(0.2)	(0.5)	(0.6)	(0.1)	(0.1)
Retained (loss)/income	$(36.7)	$8.7	$(207.2)	$(282.1)	$50.8	$70.3

Loss ratio	59.7%	58.1%	106.5%	119.0%	61.6%	56.5%
Policy acquisition expense ratio	16.5%	17.0%	16.7%	16.2%	17.1%	19.6%
General, administrative and corporate expense ratio	21.2%	22.7%	29.4%	17.0%	21.3%	20.9%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	19.5%	20.4%	24.8%	16.2%	21.0%	20.5%
Expense ratio	37.7%	39.7%	46.1%	33.2%	38.4%	40.5%
Expense ratio (excluding amortization and non-recurring expenses)	36.0%	37.4%	41.5%	32.4%	38.1%	40.1%
Combined ratio	97.4%	97.8%	152.6%	152.2%	100.0%	97.0%
Combined ratio (excluding amortization and non-recurring expenses)	95.7%	95.5%	148.0%	151.4%	99.7%	96.6%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Other (expense) income in the second quarter of 2018 and second quarter of 2017 included expenses of $3.4 million and $3.3 million, respectively, related to a change in the fair value of loan notes issued by Silverton Re.

(2) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Operations - Year To Date Results
(in US$ millions except for percentages)	Six Months Ended June 30,
	2018	2017
UNDERWRITING REVENUES
Gross written premiums	$1,970.6	$1,820.1
Premiums ceded	(849.1)	(555.2)
Net written premiums	1,121.5	1,264.9
Change in unearned premiums	(68.5)	(121.8)
Net earned premiums	1,053.0	1,143.1
UNDERWRITING EXPENSES
Losses and loss adjustment expenses	620.6	674.3
Amortization of deferred policy acquisition costs	176.7	210.0
General, administrative and corporate expenses	210.0	236.9
Total underwriting expenses	1,007.3	1,121.2

Underwriting income including corporate expenses	45.7	21.9

Net investment income	97.7	95.1
Interest expense	(15.0)	(14.8)
Other income/(expense)	0.1	(1.0)
Total other revenue	82.8	79.3

Amortization and non-recurring expenses	(21.2)	(4.3)
Net realized and unrealized exchange (losses) (1)	(22.1)	(8.8)
Net realized and unrealized investment (losses)/gains	(58.4)	88.2
Realized (loss) on debt extinguishment	(8.6)	—
INCOME BEFORE TAX	18.2	176.3
Income tax expense	(2.1)	(4.0)
NET INCOME AFTER TAX	16.1	172.3
Dividends paid on ordinary shares	(28.6)	(27.6)
Dividends paid on preference shares	(15.2)	(21.0)
Preference share redemption costs	—	(2.4)
Proportion due to non-controlling interest	(0.3)	(0.2)
Retained (loss)/income	$(28.0)	$121.1

Loss ratio	58.9%	59.0%
Policy acquisition expense ratio	16.8%	18.4%
General, administrative and corporate expense ratio	22.0%	21.1%
General, administrative and corporate expense ratio (excluding amortization and non-recurring expenses)	19.9%	20.7%
Expense ratio	38.8%	39.5%
Expense ratio (excluding amortization and non-recurring expenses)	36.7%	39.1%
Combined ratio	97.7%	98.5%
Combined ratio (excluding amortization and non-recurring expenses)	95.6%	98.1%
See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

	Consolidated Balance Sheets

(in US$ millions except for per share amounts)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Investments
Fixed income securities	$6,695.9	$7,049.8	$6,880.3	$7,030.4	$6,854.8	$6,977.6
Equity securities	—	—	491.0	468.6	658.7	623.6
Other investments	153.3	66.1	66.4	4.0	3.9	5.0
Catastrophe bonds	35.5	34.8	32.4	30.3	28.3	41.8
Short-term investments	99.6	81.6	162.9	124.7	115.6	348.1
Total investments	6,984.3	7,232.3	7,633.0	7,658.0	7,661.3	7,996.1
Cash and cash equivalents	1,070.7	1,246.9	1,054.8	1,209.3	1,228.4	873.1
Reinsurance recoverables
Unpaid losses	1,656.4	1,611.3	1,515.2	1,369.5	779.4	635.8
Ceded unearned premiums	724.8	683.9	515.5	446.4	464.1	404.8
Receivables
Underwriting premiums	1,725.2	1,743.0	1,496.5	1,529.0	1,614.1	1,557.8
Other	175.5	108.6	151.1	175.8	106.1	120.7
Funds withheld	89.3	102.9	99.8	100.1	89.9	90.4
Deferred policy acquisition costs	298.6	319.9	294.3	354.1	364.6	367.5
Derivatives at fair value	14.1	15.6	6.4	8.4	22.1	5.2
Receivable for securities sold	2.6	4.1	5.3	19.0	13.6	25.7
Office properties and equipment	73.0	77.1	75.5	89.8	85.3	86.1
Taxation	32.7	34.3	30.6	13.1	7.2	—
Other assets	0.5	0.5	0.5	1.0	1.0	1.0
Intangible assets and goodwill	27.0	27.5	27.9	78.1	79.4	80.5
Total assets	$12,874.7	$13,207.9	$12,906.4	$13,051.6	$12,516.5	$12,244.7
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$6,532.8	$6,679.4	$6,749.5	$6,490.6	$5,571.4	$5,365.9
Unearned premiums	2,087.2	2,097.7	1,820.8	1,926.5	1,981.5	1,891.8
Total insurance reserves	8,620.0	8,777.1	8,570.3	8,417.1	7,552.9	7,257.7
Payables
Reinsurance premiums	596.0	491.3	357.5	439.4	316.7	362.9
Taxation	—	—	—	0.5	4.4	4.0
Accrued expenses and other payables	336.5	496.5	455.4	377.9	352.8	361.8
Liabilities under derivative contracts	49.3	2.3	1.0	2.9	8.6	4.3
Total payables	981.8	990.1	813.9	820.7	682.5	733.0
Loan notes issued by variable interest entities, at fair value	20.3	32.2	44.2	101.5	110.8	110.2
Long-term debt	424.6	549.5	549.5	549.4	549.4	549.4
Total liabilities	10,046.7	10,348.9	9,977.9	9,888.7	8,895.6	8,650.3
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	3.0	2.9	2.7	2.2	1.6	1.5
Preference shares	—	—	—	—	—	—
Additional paid-in capital	965.4	959.5	954.7	951.8	1,125.2	1,142.1
Retained earnings	1,998.9	2,035.6	2,026.9	2,234.1	2,516.2	2,465.4
Accumulated other comprehensive income, net of taxes	(139.4)	(139.1)	(55.9)	(25.3)	(22.2)	(14.7)
Total shareholders’ equity	2,828.0	2,859.0	2,928.5	3,162.9	3,620.9	3,594.4
Total liabilities and shareholders’ equity	$12,874.7	$13,207.9	$12,906.4	$13,051.6	$12,516.5	$12,244.7

Book value per ordinary share	$38.75	$39.30	$40.59	$44.59	$49.34	$48.79
Book value per diluted ordinary share	$38.21	$38.70	$40.10	$44.00	$48.64	$47.89

	ASPEN INSURANCE HOLDINGS LIMITED
	Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
(in US$ except for number of shares)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$1.09	$0.01	$2.48
Operating income adjusted for preference share dividend and non-controlling interest	$0.81	$0.48	$1.73	$1.29
Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividend and non-controlling interest	$(0.38)	$1.07	$0.01	$2.43
Operating income adjusted for preference share dividend and non-controlling interest	$0.80	$0.47	$1.71	$1.27

Weighted average number of ordinary shares outstanding (in millions)	59.672	59.966	59.609	59.915
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	59.672	61.023	60.528	61.096

Book value per ordinary share	$38.75	$49.34	$38.75	$49.34
Diluted book value per ordinary share	$38.21	$48.64	$38.21	$48.64

Ordinary shares outstanding at end of the period (in millions)	59.688	59.844	59.688	59.844
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (in millions)	60.534	60.712	60.534	60.712

See pages 7 and 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) The basic and diluted number of ordinary shares for the three months ended June 30, 2018 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

ASPEN INSURANCE HOLDINGS LIMITED
Return On Average Equity

	Three Months Ended		Six Months Ended
(in US$ millions except for percentages)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Average shareholders' equity	$2,843.5	$3,607.7	$2,870.0	$3,617.4
Average non-controlling interest	(3.0)	(1.6)	(2.9)	(1.5)
Average preference shares	(511.9)	(666.3)	(511.9)	(685.0)
Average ordinary shareholders' equity	$2,328.6	$2,939.8	$2,355.2	$2,930.9
Return on average equity:
Net (loss)/income adjusted for preference share dividend and non-controlling interest	(1.0)%	2.2%	0.03%	5.1%
Operating income adjusted for preference share dividend and non-controlling interest	2.1%	1.0%	4.4%	2.7%
Annualized return on average equity:
Net (loss)/income	(4.0)%	8.8%	0.06%	10.2%
Operating income	8.4%	4.0%	8.8%	5.4%
Components of return on average equity:
Return on average equity from underwriting activity (1)	0.9%	0.1%	1.9%	0.5%
Return on average equity from investment and other activity (2)	1.4%	0.9%	2.9%	2.3%
Pre-tax operating income return on average equity (3)	2.4%	1.0%	4.8%	2.8%
Post-tax operating income return on average equity (4)	2.1%	1.0%	4.4%	2.7%

See page 22 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.
(1) Calculated by using underwriting income.
(2) Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividends and non-controlling interest.
(3) Calculated by using operating income before tax adjusted for preference share dividends and non-controlling interest.
(4) Calculated by using operating income after-tax adjusted for preference share dividends and non-controlling interest.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$326.0	$527.8	$853.8	$335.6	$486.5	$822.1
Net written premiums	266.9	219.1	486.0	285.5	293.2	578.7
Gross earned premiums	366.2	479.3	845.5	320.6	429.1	749.7
Net earned premiums	289.0	230.5	519.5	272.7	289.3	562.0
Losses and loss adjustment expenses	167.0	143.4	310.4	152.6	193.5	346.1
Amortization of deferred policy acquisition costs	62.8	23.1	85.9	53.4	42.9	96.3
General and administrative expenses	27.9	57.2	85.1	40.7	65.7	106.4
Underwriting income/(loss)	$31.3	$6.8	$38.1	$26.0	$(12.8)	$13.2
Net investment income			50.4			47.4
Net realized and unrealized investment (losses)/gains			(20.7)			42.0
Realized (loss) on debt extinguishment			(8.6)			—
Corporate expenses			(16.0)			(11.4)
Amortization and non-recurring expenses (1)			(9.1)			(2.1)
Other (expense)/income(2)			(1.8)			(1.7)
Interest expense			(7.6)			(7.4)
Net realized and unrealized foreign exchange (losses)(3)			(40.9)			(3.0)
(Loss)/income before tax			$(16.2)			$77.0
Income tax credit/(expense)			1.5			(1.2)
Net (loss)/income			$(14.7)			$75.8
Ratios
Loss ratio	57.8%	62.2%	59.7%	56.0%	66.9%	61.6%
Policy acquisition expense ratio	21.7%	10.0%	16.5%	19.6%	14.8%	17.1%
General and administrative expense ratio (4)	9.7%	24.8%	21.2%	14.9%	22.7%	21.3%
General and administrative expense ratio (excluding amortization and non-recurring expenses)(4)	9.7%	24.8%	19.5%	14.9%	22.7%	21.0%
Expense ratio	31.4%	34.8%	37.7%	34.5%	37.5%	38.4%
Expense ratio (excluding amortization and non-recurring expenses)	31.4%	34.8%	36.0%	34.5%	37.5%	38.1%
Combined ratio	89.2%	97.0%	97.4%	90.5%	104.4%	100.0%
Combined ratio (excluding amortization and non-recurring expenses)	89.2%	97.0%	95.7%	90.5%	104.4%	99.7%
(1) Amortization and non-recurring expenses includes $8.6 million of expenses related to the Operational Effectiveness and Efficiency Program.
(2) Other (expense)/income in the second quarter of 2018 and second quarter of 2017 included expense of $3.4 million and $3.3 million, respectively, related to a change in the fair value of loan notes issued by Silverton Re.
(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(4) The total group general and administrative expense ratio includes the impact from corporate and non-recurring expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Underwriting Results by Operating Segment

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$949.5	$1,021.1	$1,970.6	$900.9	$919.2	$1,820.1
Net written premiums	691.9	429.6	1,121.5	733.7	531.2	1,264.9
Gross earned premiums	741.2	946.9	1,688.1	648.2	852.8	1,501.0
Net earned premiums	571.5	481.5	1,053.0	550.2	592.9	1,143.1
Losses and loss adjustment expenses	333.9	286.7	620.6	295.7	378.6	674.3
Amortization of deferred policy acquisition costs	118.7	58.0	176.7	112.9	97.1	210.0
General and administrative expenses	59.5	120.8	180.3	84.6	127.5	212.1
Underwriting income/(loss)	$59.4	$16.0	$75.4	$57.0	$(10.3)	$46.7
Net investment income			97.7			95.1
Net realized and unrealized investment (losses)/gains			(58.4)			88.2
Realized (loss) on debt extinguishment			(8.6)			—
Corporate expenses			(29.7)			(24.8)
Amortization and non-recurring expenses (1)			(21.2)			(4.3)
Other income/(expense)(2)			0.1			(1.0)
Interest expense			(15.0)			(14.8)
Net realized and unrealized foreign exchange (losses) (3)			(22.1)			(8.8)
Income before tax			$18.2			$176.3
Income tax (expense)			(2.1)			(4.0)
Net income			$16.1			$172.3
Ratios
Loss ratio	58.4%	59.5%	58.9%	53.7%	63.9%	59.0%
Policy acquisition expense ratio	20.8%	12.0%	16.8%	20.5%	16.4%	18.4%
General and administrative expense ratio (4)	10.4%	25.1%	22.0%	15.4%	21.5%	21.1%
General and administrative expense ratio (excluding amortization and non-recurring expenses)(5)	10.4%	25.1%	19.9%	15.4%	21.5%	20.7%
Expense ratio	31.2%	37.1%	38.8%	35.9%	37.9%	39.5%
Expense ratio (excluding amortization and non-recurring expenses)	31.2%	37.1%	36.7%	35.9%	37.9%	39.1%
Combined ratio	89.6%	96.6%	97.7%	89.6%	101.8%	98.5%
Combined ratio (excluding amortization and non-recurring expenses)	89.6%	96.6%	95.6%	89.6%	101.8%	98.1%
(1) Amortization and non-recurring expenses includes $20.4 million of expenses related to the Operational Effectiveness and Efficiency Program.
(2) Other income/(expense) in the first half of 2018 and the first half of 2017 included expense of $2.4 million and $6.2 million, respectively, related to a change in the fair value of loan notes issued by Silverton Re.
(3) Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.
(4) The total group general and administrative expense ratio includes the impact from corporate and non-recurring expenses.

	ASPEN INSURANCE HOLDINGS LIMITED
	Reinsurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017

Gross written premiums	$326.0	$623.5	$216.1	$431.5	$335.6	$565.3
Net written premiums	266.9	425.0	152.7	363.6	285.5	448.2
Gross earned premiums	366.2	375.0	339.6	464.0	320.6	327.6
Net earned premiums	289.0	282.5	273.9	382.0	272.7	277.5
Net losses and loss adjustment expenses	167.0	166.9	318.5	502.2	152.6	143.1
Amortization of deferred policy acquisition costs	62.8	55.9	61.1	61.5	53.4	59.5
General and administrative expenses	27.9	31.6	39.9	32.8	40.7	43.9
Underwriting income/(loss)	$31.3	$28.1	$(145.6)	$(214.5)	$26.0	$31.0
Ratios
Loss ratio	57.8%	59.1%	116.3%	131.5%	56.0%	51.6%
Policy acquisition expense ratio	21.7%	19.8%	22.3%	16.1%	19.6%	21.4%
General and administrative expense ratio	9.7%	11.2%	14.6%	8.6%	14.9%	15.8%
Expense ratio	31.4%	31.0%	36.9%	24.7%	34.5%	37.2%
Combined ratio	89.2%	90.1%	153.2%	156.2%	90.5%	88.8%
Accident Year Ex-cat Loss Ratio
Loss ratio	57.8%	59.1%	116.3%	131.5%	56.0%	51.6%
Prior year loss development	10.9%	2.7%	4.0%	4.8%	12.0%	7.6%
Catastrophe losses	(3.5)%	(5.2)%	(49.6)%	(74.6)%	(3.8)%	(8.9)%
Accident year ex-cat loss ratio	65.2%	56.6%	70.7%	61.7%	64.2%	50.3%

	ASPEN INSURANCE HOLDINGS LIMITED
	Insurance Segment - Quarterly Results

(in US$ millions except for percentages)	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017

Gross written premiums	$527.8	$493.3	$472.2	$421.0	$486.5	$432.7
Net written premiums	219.1	210.5	187.5	243.8	293.2	238.0
Gross earned premiums	479.3	467.6	455.3	449.3	429.1	423.7
Net earned premiums	230.5	251.0	237.1	270.5	289.3	303.6
Net losses and loss adjustment expenses	143.4	143.3	225.7	274.0	193.5	185.1
Amortization of deferred policy acquisition costs	23.1	34.9	24.0	43.9	42.9	54.2
General and administrative expenses	57.2	63.6	67.0	59.4	65.7	61.8
Underwriting income/(loss)	$6.8	$9.2	$(79.6)	$(106.8)	$(12.8)	$2.5
Ratios
Loss ratio	62.2%	57.1%	95.2%	101.3%	66.9%	61.0%
Policy acquisition expense ratio	10.0%	13.9%	10.1%	16.2%	14.8%	17.9%
General and administrative expense ratio	24.8%	25.3%	28.3%	22.0%	22.7%	20.4%
Expense ratio	34.8%	39.2%	38.4%	38.2%	37.5%	38.3%
Combined ratio	97.0%	96.3%	133.6%	139.5%	104.4%	99.3%
Accident Year Ex-cat Loss Ratio
Loss ratio	62.2%	57.1%	95.2%	101.3%	66.9%	61.0%
Prior year loss development	4.8%	12.0%	0.8%	0.3%	5.6%	1.6%
Catastrophe losses	(3.5)%	(3.7)%	(1.0)%	(30.3)%	(9.4)%	(1.5)%
Accident year ex-cat loss ratio	63.5%	65.4%	95.0%	71.3%	63.1%	61.1%

	ASPEN INSURANCE HOLDINGS LIMITED
	Written and Earned Premiums by Segment and Lines of Business
(in US$ millions)
Gross Written Premiums	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Reinsurance
Property Catastrophe Reinsurance	$77.2	$151.2	$12.9	$63.3	$72.4	$130.7
Other Property Reinsurance	86.6	104.8	63.6	88.1	79.7	118.9
Casualty Reinsurance	58.4	143.3	46.4	75.8	53.1	143.7
Specialty Reinsurance	103.8	224.2	93.2	204.3	130.4	172.0
Total Reinsurance	$326.0	$623.5	$216.1	$431.5	$335.6	$565.3
Insurance
Property and Casualty Insurance	$263.2	$231.3	$201.9	$194.6	$249.3	$211.1
Marine, Aviation and Energy Insurance	109.6	101.5	100.8	86.0	92.7	105.8
Financial and Professional Lines Insurance	155.0	160.5	169.5	140.4	144.5	115.8
Total Insurance	$527.8	$493.3	$472.2	$421.0	$486.5	$432.7

Total Gross Written Premiums	$853.8	$1,116.8	$688.3	$852.5	$822.1	$998.0
Net Written Premiums
Reinsurance
Property Catastrophe Reinsurance	$40.9	$54.1	$3.0	$40.3	$58.2	$71.1
Other Property Reinsurance	71.7	77.4	55.1	76.0	65.6	89.0
Casualty Reinsurance	54.3	136.7	42.9	72.9	46.5	142.0
Specialty Reinsurance	100.0	156.8	51.7	174.4	115.2	146.1
Total Reinsurance	$266.9	$425.0	$152.7	$363.6	$285.5	$448.2
Insurance
Property and Casualty Insurance	$91.4	$63.7	$41.4	$122.7	$180.0	$94.8
Marine, Aviation and Energy Insurance	44.4	82.0	53.2	50.7	40.8	71.1
Financial and Professional Lines Insurance	83.3	64.8	92.9	70.4	72.4	72.1
Total Insurance	$219.1	$210.5	$187.5	$243.8	$293.2	$238.0

Total Net Written Premiums	$486.0	$635.5	$340.2	$607.4	$578.7	$686.2
Net Earned Premiums
Reinsurance
Property Catastrophe Reinsurance	$36.9	$29.4	$45.2	$51.3	$48.3	$34.0
Other Property Reinsurance	76.9	69.3	72.6	76.8	66.2	77.3
Casualty Reinsurance	80.5	81.2	67.5	74.1	68.9	81.8
Specialty Reinsurance	94.7	102.6	88.6	179.8	89.3	84.4
Total Reinsurance	$289.0	$282.5	$273.9	$382.0	$272.7	$277.5
Insurance
Property and Casualty Insurance	$91.5	$108.7	$106.7	$137.7	$156.7	$144.4
Marine, Aviation and Energy Insurance	61.6	64.5	59.9	53.8	52.7	77.4
Financial and Professional Lines Insurance	77.4	77.8	70.5	79.0	79.9	81.8
Total Insurance	$230.5	$251.0	$237.1	$270.5	$289.3	$303.6

Total Net Earned Premiums	$519.5	$533.5	$511.0	$652.5	$562.0	$581.1

ASPEN INSURANCE HOLDINGS LIMITED
Consolidated Statements of Changes in Shareholders' Equity
	Six Months Ended June 30,
(in US$ millions)	2018	2017
Ordinary shares
Beginning and end of period	$0.1	$0.1
Preference shares
Beginning and end of period	—	—
Non-controlling interest
Beginning of period	2.7	1.4
Net change for the period	0.3	0.2
End of period	3.0	1.6
Additional paid-in capital
Beginning of period	954.7	1,259.6
New shares issued	2.5	0.4
Ordinary shares repurchased	—	(10.0)
Preference shares redemption	—	(133.2)
Preference share redemption costs	—	2.4
Share-based compensation	8.2	6.0
End of period	965.4	1,125.2
Retained earnings
Beginning of period	2,026.9	2,392.3
Net income for the period	16.1	172.3
Dividends paid on ordinary and preference shares	(43.8)	(48.6)
Preference shares redemption costs	—	(2.4)
Proportion due to non-controlling interest	(0.3)	(0.2)
Share-based payment	—	2.8
End of period	1,998.9	2,516.2
Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	(67.7)	(27.1)
Change for the period	16.9	(34.2)
End of period	(50.8)	(61.3)
Gain on derivatives:
Beginning of period	2.1	(0.5)
Net change from current period hedged transactions	(1.4)	3.2
End of period	0.7	2.7
Unrealized appreciation on available for sale investments, net of taxes:
Beginning of period	9.7	22.5
Change for the period	(99.0)	13.9
End of period	(89.3)	36.4
Total accumulated other comprehensive (loss)	(139.4)	(22.2)

Total shareholders' equity	$2,828.0	$3,620.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2018	2017	2018	2017

Net (loss)/income adjusted for non-controlling interest	$(14.8)	$75.7	$15.8	$172.1
Other comprehensive income, net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	2.9	(0.8)	2.9	(1.6)
Change in net unrealized gains on available for sale securities held	(24.5)	12.6	(101.9)	15.5
Net change from current period hedged transactions	(2.1)	2.0	(1.4)	3.2
Change in foreign currency translation adjustment	23.4	(21.3)	16.9	(34.2)
Other comprehensive (loss)	(0.3)	(7.5)	(83.5)	(17.1)
Comprehensive (loss)/income	$(15.1)	$68.2	$(67.7)	$155.0

	ASPEN INSURANCE HOLDINGS LIMITED
	Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2018	2017	2018	2017

Net cash (used in) operating activities	$(88.6)	$(20.2)	$(211.4)	$(104.5)
Net cash from investing activities	77.0	409.7	462.3	365.6
Net cash (used in) financing activities	(171.3)	(38.8)	(243.0)	(314.6)
Effect of exchange rate movements on cash and cash equivalents	6.7	4.6	8.0	8.1
(Decrease)/increase in cash and cash equivalents	(176.2)	355.3	15.9	(45.4)
Cash at beginning of period	1,246.9	873.1	1,054.8	1,273.8
Cash at end of period	$1,070.7	$1,228.4	$1,070.7	$1,228.4

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves for Losses and Loss Adjustment Expenses

(in US$ millions)	For the Six Months Ended June 30, 2018	For the Six Months Ended June 30, 2017	For the Twelve Months Ended December 31, 2017

Provision for losses and loss adjustment expenses at the start of the period	$6,749.5	5,319.9	$5,319.9
Reinsurance recoverables	(1,515.2)	(560.7)	(560.7)
Net loss and loss adjustment expenses at the start of the period	5,234.3	4,759.2	4,759.2

Net loss and loss adjustment expenses assumed	—	—	(125.5)
Provision for losses and loss adjustment expenses for claims incurred
Current period	700.8	749.2	2,100.1
Prior period release	(80.2)	(74.9)	(105.4)
Total incurred	620.6	674.3	1,994.7

Losses and loss adjustment expenses payments for claims incurred	(924.4)	(741.1)	(1,555.1)

Foreign exchange losses	(54.1)	99.6	161.0

Net loss and loss adjustment expenses reserves at the end of the period	4,876.4	4,792.0	5,234.3
Reinsurance recoverables on unpaid losses at the end of the period	1,656.4	779.4	1,515.2
Gross loss and loss adjustment expenses reserves at the end of the period	$6,532.8	5,571.4	$6,749.5

	ASPEN INSURANCE HOLDINGS LIMITED
	Reserves by Operating Segment

	As at June 30, 2018			As at December 31, 2017
(in US$ millions)	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net

Reinsurance	$3,017.7	$(273.6)	$2,744.1	$3,186.4	$(269.3)	$2,917.1
Insurance	3,515.1	(1,382.8)	2,132.3	3,563.1	(1,245.9)	2,317.2
Total losses and loss adjustment expense reserves	$6,532.8	$(1,656.4)	$4,876.4	$6,749.5	$(1,515.2)	$5,234.3

ASPEN INSURANCE HOLDINGS LIMITED
Prior Year Reserve Movements

(in US$ millions)	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$52.6	$(21.1)	$31.5	$20.8	$11.8	$32.6
Insurance	(52.8)	63.8	11.0	(10.9)	27.0	16.1
Movements in reserves for prior years during the period	$(0.2)	$42.7	$42.5	$9.9	$38.8	$48.7

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017
	Gross	Reinsurance Recoverables	Net	Gross	Reinsurance Recoverables	Net
Reinsurance	$55.5	$(16.6)	$38.9	$44.8	$9.0	$53.8
Insurance	(13.0)	54.3	41.3	(14.7)	35.8	21.1
Movements in reserves for prior years during the period	$42.5	$37.7	$80.2	$30.1	$44.8	$74.9

	ASPEN INSURANCE HOLDINGS LIMITED
	Consolidated Investment Portfolio
(in US$ millions)	Fair Market Value
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Marketable Securities - Available For Sale
U.S. government securities	$1,229.6	$1,292.2	$1,159.4	$1,172.7	$1,220.8	$1,267.1
U.S. agency securities	46.6	52.7	52.1	62.1	75.5	107.4
Municipal securities	105.7	47.6	54.9	50.1	32.8	24.4
Corporate securities	2,267.2	2,446.2	2,415.7	2,468.3	2,503.4	2,587.7
Non-U.S. government securities	430.2	483.4	484.9	531.7	525.9	494.2
Asset-backed securities	18.4	18.5	26.2	33.7	48.9	54.8
Non-U.S. government-backed corporate securities	91.8	97.8	91.3	94.0	92.6	84.5
Mortgage-backed securities	890.5	973.8	946.5	952.8	997.4	1,044.3
Total fixed income securities	5,080.0	5,412.2	5,231.0	5,365.4	5,497.3	5,664.4
Short-term investments	72.2	54.6	89.9	34.4	41.9	163.5
Total Available For Sale	$5,152.2	$5,466.8	$5,320.9	$5,399.8	$5,539.2	$5,827.9

Marketable Securities - Trading
U.S. government securities	$155.3	$141.7	$161.9	$160.6	$112.8	$95.4
Municipal securities	77.8	74.3	32.2	32.3	5.7	15.6
Corporate securities	968.6	1,003.6	1,046.3	1,045.0	896.0	866.2
Non-U.S. government securities	219.3	216.6	202.5	210.9	186.5	191.7
Asset-backed securities	7.2	8.3	9.9	11.1	12.2	13.4
Mortgage-backed securities	187.7	192.1	195.5	203.1	142.3	130.9
Non-U.S. government-backed corporate securities	—	1.0	1.0	2.0	2.0	—
Total fixed income securities	1,615.9	1,637.6	1,649.3	1,665.0	1,357.5	1,313.2
Short-term investments	27.4	27.0	73.0	90.4	73.7	184.6
Equity securities	—	—	491.0	468.5	658.7	623.6
Catastrophe bonds	35.5	34.8	32.4	30.3	28.3	41.8
Total Trading	$1,678.8	$1,699.4	$2,245.7	$2,254.2	$2,118.2	$2,163.2

Other Investments	$153.3	$66.1	$66.4	$4.0	$3.9	$5.0

Cash	1,070.7	1,246.9	1,054.8	1,209.3	1,228.4	873.1
Accrued interest	45.2	44.3	45.2	45.3	46.9	46.5
Total Cash and Accrued Interest	$1,115.9	$1,291.2	$1,100.0	$1,254.6	$1,275.3	$919.6

Total Cash and Investments	$8,100.2	$8,523.5	$8,733.0	$8,912.6	$8,936.6	$8,915.7

ASPEN INSURANCE HOLDINGS LIMITED
Investment Analysis

(in US$ millions except for percentages)	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017

Net investment income from fixed income investments and cash	$49.7	$46.1	$45.6	$43.6	$43.7	$42.5
Net investment income from equity securities	0.7	1.2	1.9	2.8	3.7	5.2
Net investment income	50.4	47.3	47.5	46.4	47.4	47.7

Net realized and unrealized investment (losses)/gains	(20.7)	(37.7)	15.0	17.6	42.1	46.5
Other-than-temporary impairment charges	—	—	(0.2)	(0.1)	(0.1)	(0.3)
Net realized and unrealized investment (losses)/gains	(20.7)	(37.7)	14.8	17.5	42.0	46.2

Change in unrealized (losses)/gains on available for sale investments (gross of tax)	(22.9)	(82.8)	(30.0)	0.3	12.9	2.0
Total return/(loss) on investments	$6.8	$(73.2)	$32.3	$64.2	$102.3	$95.9

Portfolio Characteristics
Fixed income portfolio book yield	2.63%	2.63%	2.56%	2.54%	2.53%	2.53%
Fixed income portfolio duration	3.9 years	4 years	3.9 years	3.9 years	3.9 years	3.9 years

ASPEN INSURANCE HOLDINGS LIMITED
Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017

Net assets	$2,828.0	$2,859.0	$2,928.5	$3,162.9	$3,620.9	$3,594.4
Less: Preference shares	(511.9)	(511.9)	(511.9)	(511.9)	(666.3)	(666.3)
Less: Non-controlling interest	(3.0)	(2.9)	(2.7)	(2.2)	(1.6)	(1.5)
Total	$2,313.1	$2,344.2	$2,413.9	$2,648.8	$2,953.0	$2,926.6

Ordinary shares outstanding (in millions)	59.688	59.653	59.474	59.407	59.844	59.988
Ordinary shares and dilutive potential ordinary shares (in millions)	60.534	60.574	60.202	60.200	60.712	61.107

Book value per ordinary share	$38.75	$39.30	$40.59	$44.59	$49.34	$48.79
Diluted book value per ordinary share	$38.21	$38.70	$40.10	$44.00	$48.64	$47.89

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company's ordinary shares at the average market price during the period of calculation.

	ASPEN INSURANCE HOLDINGS LIMITED
	Operating Income Reconciliation

Net income is adjusted to exclude after-tax change in net foreign exchange gains and losses, realized gains and losses in investments and non-recurring items.
	Three Months Ended		Six Months Ended
(in US$ millions except where stated)	June 30, 2018	June 30, 2017	June 30, 2018	June 30, 2017

Net (loss)/income as reported	$(14.7)	$75.8	$16.1	$172.3
Preference share redemption costs	—	—	—	(2.4)
Net change attributable to non-controlling interest	(0.1)	(0.1)	(0.3)	(0.2)
Preference share dividends	(7.6)	(10.5)	(15.2)	(21.0)
Net (loss)/income available to ordinary shareholders	(22.4)	65.2	0.6	148.7
Add (deduct) after tax income:
Net foreign exchange losses	32.6	3.0	17.2	8.1
Net realized losses/(gains) on investments	20.3	(41.4)	58.1	(85.2)
Net realized loss on debt extinguishment	8.6	—	8.6	—
Preference share redemption costs	—	—	—	2.4
Amortization and non-recurring expenses	9.5	1.8	19.3	3.8
Operating income after tax available to ordinary shareholders	48.6	28.6	103.8	77.8
Tax expense on operating income	6.8	0.9	9.2	2.2
Operating income before tax available to ordinary shareholders	$55.4	$29.5	$113.0	$80.0

Basic earnings per ordinary share
Net (loss)/income adjusted for preference share dividends and non-controlling interest	$(0.38)	1.09	$0.01	$2.48
Add (deduct) after tax income:
Net foreign exchange losses	0.55	0.05	0.29	0.13
Net realized losses/(gains) on investments	0.34	(0.69)	0.97	(1.42)
Net realized loss on debt extinguishment	0.14	—	0.14	—
Preference share redemption costs	—	—	—	0.04
Amortization and non-recurring expenses	0.16	0.03	0.32	0.06
Operating income adjusted for preference shares dividends and non-controlling interest	$0.81	0.48	$1.73	$1.29

Diluted earnings per ordinary share
Net (loss)/income adjusted for preference share dividends and non-controlling interest	$(0.38)	1.07	$0.01	$2.43
Add (deduct) after tax income:
Net foreign exchange losses	0.54	0.05	0.28	0.13
Net realized losses/(gains) on investments	0.34	(0.68)	0.96	(1.39)
Net realized loss on debt extinguishment	0.14	—	0.14	—
Preference share redemption costs	—	—	—	0.04
Amortization and non-recurring expenses	0.16	0.03	0.32	0.06
Operating income adjusted for preference shares dividends and non-controlling interest	$0.80	0.47	$1.71	$1.27

The basic and diluted number of ordinary shares for the three months ended June 30, 2018 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

ASPEN INSURANCE HOLDINGS LIMITED
Worldwide Natural Catastrophe Exposures: Major Peril Zones as at July 1, 2018

100 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS’ EQUITY AND IN $ MM(1)	250 YEAR RETURN PERIOD AS % OF TOTAL SHAREHOLDERS’ EQUITY AND IN $ MM(1)

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1 in 100 year tolerance: 17.5% of total shareholders’ equity	1 in 250 year tolerance: 25.0% of total shareholders’ equity
The Probable Maximum Losses ("PMLs") are net of reinsurance and Aspen Capital Markets' third-party capital.

(1) Based on shareholders' equity of $2,825.0 million (excluding non-controlling interest) as at June 30, 2018. The estimates reflect Aspen's view of the modelled maximum losses at the return periods shown which include input from various third party vendor models and Aspen's proprietary adjustments to these models and planned reinsurance purchases. Catastrophe loss experience may materially differ from the modelled PMLs due to limitations in one or more of the models or uncertainties in the application of policy terms and limits.